UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 7, 2023
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Endo International plc
(Exact name of registrant as specified in its charter)
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Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road
Ballsbridge, Dublin 4,	Ireland	Not Applicable
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code 011-353-1-268-2000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None (1)

(1)	On August 26, 2022, Endo International plc’s ordinary shares, which previously traded on the Nasdaq Global Select Market under the symbol ENDP, began trading exclusively on the over-the-counter market under the symbol ENDPQ. On September 14, 2022, Nasdaq filed a Form 25-NSE with the United States Securities and Exchange Commission and Endo International plc’s ordinary shares were subsequently delisted from the Nasdaq Global Select Market. On December 13, 2022, Endo International plc’s ordinary shares were deregistered under Section 12(b) of the Securities Exchange Act of 1934, as amended.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 7, 2023, Endo International plc (the “Company”) held its 2023 Annual General Meeting of Shareholders (the “Annual Meeting”) in Dublin, Ireland. As described in Item 5.07 below, none of the nominees to the Board of Directors of the Company (the “Board”) received a majority of votes cast at the Annual Meeting in favor of their re-election.
As no shareholders had proposed alternative candidates for election to the Board, with the consent of the Annual Meeting, the Annual Meeting was adjourned to allow the Board to consider the voting results and to take such action(s) as the Board determined to be in the best interests of the Company.
Given that Irish law requires that the Company have at least two (2) directors and the potentially serious and damaging consequences to the Company and its stakeholders if the Company did not have a functioning Board, the Board resolved to re-appoint Jennifer M. Chao and Blaise Coleman (the “Continuing Directors”), being the two individuals who received the greatest number of shareholder votes in favor of their re-election at the Annual Meeting, as directors with effect from immediately following the conclusion of the Annual Meeting to serve until the next following annual general meeting of shareholders of the Company or until their death, resignation, retirement, disqualification or removal, if earlier.
Given that the Company’s Memorandum and Articles of Association require that the Company have at least five (5) directors, following the conclusion of the Annual Meeting, the Continuing Directors held a meeting and resolved to appoint each of Shane M. Cooke, M. Christine Smith, Ph.D. and Nancy J. Hutson, Ph.D., being the individuals who after the Continuing Directors received the next greatest number of votes in favor of their re-election at the Annual Meeting (such directors, together with the Continuing Directors, the “Initial Appointed Directors”), to also serve as directors until the next following annual general meeting of shareholders of the Company or until their death, resignation, retirement, disqualification or removal, if earlier.
The Initial Appointed Directors then held a subsequent meeting and further resolved to appoint each of William P. Montague, Michael Hyatt and Mark G. Barberio to serve as directors (such directors, together with the Initial Appointed Directors, the “Appointed Directors”) until the next following annual general meeting of shareholders of the Company or until their death, resignation, retirement, disqualification or removal, if earlier. For each of the Appointed Directors, factors were considered so that the composition of the Appointed Directors appropriately reflects the right mix of perspectives, skills, diversity and experience for the Company, including as it continues through the Chapter 11 process. The Appointed Directors then determined that each of Messrs. Barberio, Cook, Hyatt and Montague, Ms. Chao and Drs. Hutson and Smith is an “independent director” under Nasdaq Rule 5605(a)(2) and that each of Messrs. Barberio, Cook and Montague and Ms. Chao is a “financially sophisticated audit committee member” under Nasdaq Rule 5605(c)(2)(A) and an “audit committee financial expert” under Item 407(d)(5)(ii) and (iii) of Regulation S-K.
The Appointed Directors then resolved to appoint the directors to the committee positions set forth below and to re-appoint Mark G. Barberio to serve as Chairman of the Board.

Director Name	Audit & Finance Committee	Compensation & Human Capital Committee	Nominating, Governance & Corporate Responsibility Committee	Compliance Committee	Strategic Planning Committee
Mark G. Barberio	Member	Member	Member	Member	Chair
Jennifer M. Chao	Member	—	—	Member	—
Blaise Coleman	—	—	—	—	—
Shane M. Cooke	Chair	—	—	Member	—
Nancy J. Hutson, Ph.D.	—	—	Member	Chair	—
Michael Hyatt	—	Member	Chair	—	Member
William P. Montague	Member	Chair	—	—	Member
M. Christine Smith, Ph.D.	—	Member	Member	—	—

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The matters voted on by shareholders at the Annual Meeting and the results of such voting are set forth below.
1.The proposal to re-elect, by separate resolutions, the following eight members of the Board, to serve until the next annual general meeting of shareholders, received the following votes:

Nominee	Votes For Approval	Votes Against	Abstentions	Broker Non-Votes
Mark G. Barberio	12,103,211	42,367,728	1,226,063	59,869,769
Jennifer M. Chao	14,354,203	40,105,439	1,237,360	59,869,769
Blaise Coleman	14,317,358	40,062,172	1,317,472	59,869,769
Shane M. Cooke	14,051,467	40,236,240	1,409,295	59,869,769
Nancy J. Hutson, Ph.D.	13,617,025	40,952,549	1,127,428	59,869,769
Michael Hyatt	12,258,477	42,221,555	1,216,970	59,869,769
William P. Montague	12,482,381	42,016,909	1,197,712	59,869,769
M. Christine Smith, Ph.D.	13,838,024	40,782,119	1,076,859	59,869,769
2.        The proposal to approve the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023 and to authorize the Board, acting through the Audit & Finance Committee, to determine the independent registered public accounting firm's remuneration received the following votes:

Votes for approval	97,380,064
Votes against	17,245,166
Abstentions	941,541
3.        The procedural resolution to adjourn the Annual Meeting received the following votes:

Votes for approval	115,566,771
Votes against	—
Abstentions	—

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer and Company Secretary
Dated: September 8, 2023